___________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                           _________________________

                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  ___________________________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                   ________________________________________

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


          New York                                           13-4994650
          (State of incorporation                      (I.R.S. employer
          if not a national bank)                   identification No.)

          270 Park Avenue
          New York, New York                                      10017
          (Address of principal executive offices)           (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                 ____________________________________________

                                RCN Corporation
              (Exact name of obligor as specified in its charter)


          Delaware                                           22-3498533
          (State or other jurisdiction of              (I.R.S. employer
          incorporation or organization)            identification No.)

          105 Carnegie Center
          Princeton, NJ                                      08540-6215
          (Address of principal executive offices)           (Zip Code)

                 ____________________________________________

                9.80% Senior Discount Notes due 2008, Series B
                      (Title of the indenture securities)

      ___________________________________________________________________


                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.


            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.


Item 16. List of Exhibits


         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not applicable.

         9.  Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 16th day of March, 1998.


                                          THE CHASE MANHATTAN BANK


                                          By /s/ F.J. Grippo
                                            ----------------------------------
                                            F.J. Grippo
                                            Vice President






                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business December 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                Dollar Amounts
                       ASSETS                                     in Millions

Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin ............$ 12,428
      Interest-bearing balances .....................................   3,428
Securities:
Held to maturity securities..........................................   2,561
Available for sale securities........................................  43,058
Federal funds sold and securities purchased under agreements to resell .........................................................  29,633
Loans and lease financing receivables:
      Loans and leases, net of unearned income    $129,260
      Less: Allowance for loan and lease losses      2,783
      Less: Allocated transfer risk reserve .....        0
                                                  --------
      Loans and leases, net of unearned income, allowance, and
        reserve...................................................... 126,477
Trading Assets ......................................................  62,575
Premises and fixed assets (including capitalized
  leases)............................................................   2,943
Other real estate owned .............................................     295
Investments in unconsolidated subsidiaries and
  associated companies...............................................     231
Customers' liability to this bank on acceptances outstanding ........   1,698
Intangible assets....................................................   1,466
Other assets ........................................................  10,268
                                                                     --------
TOTAL ASSETS ........................................................$297,061
                                                                     ========

                                  LIABILITIES

Deposits
      In domestic offices ........................................... $94,524
      Noninterest-bearing ............................ $39,487
      Interest-bearing ...............................  55,037
                                                       --------
      In foreign offices, Edge and Agreement, subsidiaries
        and IBF's....................................................  71,162
      Noninterest-bearing .............................$ 3,205
      Interest-bearing ................................ 67,957

Federal funds purchased and securities sold under agreements to repurchase.......................................................... 43,181
Demand notes issued to the U.S. Treasury .............................  1,000
Trading liabilities .................................................. 48,903

Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases):
      With a remaining maturity of one year or less ..................  3,599
      With a remaining maturity of more than one year through three
        years.........................................................    253
      With a remaining maturity of more than three years..............    132
Bank's liability on acceptances executed and outstanding..............  1,698
Subordinated notes and debentures ....................................  5,715
Other liabilities.....................................................  9,896

TOTAL LIABILITIES ....................................................280,063
                                                                     --------

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus.........................      0
Common stock .........................................................  1,211
Surplus  (exclude all surplus related to preferred stock)............. 10,291
Undivided profits and capital reserves ...............................  5,502
Net unrealized holding gains (losses) on available-for-sale
  securities ..........................................................   (22)
Cumulative foreign currency translation adjustments ...................    16

TOTAL EQUITY CAPITAL ..................................................16,998
                                                                     --------
TOTAL LIABILITIES AND EQUITY CAPITAL ................................$297,061
                                                                     ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                           JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                           WALTER V. SHIPLEY       )
                                           THOMAS G. LABRECQUE     ) DIRECTORS
                                           WILLIAM B. HARRISON, JR.)